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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report: (Date of earliest event reported): May 25, 2001 (May 23, 2001)


                         MARINE DRILLING COMPANIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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

        TEXAS                                 1-14389                              74-2558926
(STATE OF INCORPORATION)                (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)
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                        ONE SUGAR CREEK CENTER BOULEVARD
                                    SUITE 600
                          SUGAR LAND, TEXAS 77478-3556
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



                                 (281) 243-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS

Merger Agreement

         On May 24, 2001, Marine Drilling Companies, Inc. ("Marine") and Pride International, Inc. ("Pride") announced that they had entered into an Agreement and Plan of Merger, dated as of May 23, 2001 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger of equals of Marine and Pride. Pursuant to the Merger Agreement, Marine will merge with and into AM Merger, Inc., a Delaware corporation and wholly owned subsidiary of Pride ("Merger Sub"), (the "Marine Merger"), with Merger Sub surviving and Pride will merge with and into PM Merger, Inc., a Delaware corporation and wholly owned subsidiary of Pride (the "Reincorporation Merger" and together with the Marine Merger, the "Merger"). As a result of the Merger, Pride will reincorporate from Louisiana to Delaware, Marine will become a wholly owned subsidiary of Pride, and each outstanding share of common stock of Marine (other than shares owned by Marine or Pride) will be converted into the right to receive one share of common stock of Pride.

         The Merger is intended to constitute a reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a "pooling of interests". Consummation of the Merger is subject to approval by the shareholders of both Marine and Pride and the receipt of required regulatory approvals, including the expiration or termination of the waiting period prescribed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary conditions. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and a copy of the joint press release of Marine and Pride with respect to the Merger is attached hereto as Exhibit 99.1.

Stock Option Agreements

         In connection with the Merger Agreement, Marine and Pride entered into reciprocal stock option agreements, each dated as of May 23, 2001 (the "Stock Option Agreements"), pursuant to one of which Marine has the right, under certain circumstances, to purchase up to 19.9% of the issued and outstanding shares of common stock of Pride, at a price per share equal to $32.65, and pursuant to the other of which Pride has the right, under certain circumstances, to purchase up to 19.9% of the issued and outstanding shares of common stock of Marine, at a price per share equal to $27.72. The Stock Option Agreements limit the amount of profit that either party may be deemed to have received with respect to the option (which includes the amount of any termination fee paid or payable pursuant to the Merger Agreement) to $50.0 million. Copies of the Stock Option Agreements are attached hereto as Exhibits 10.1 and 10.2.

Amendment to Rights Plan

         In connection with the execution of the Merger Agreement and the Stock Option Agreements, Marine amended the Rights Plan between Marine and American Stock Transfer & Trust Company, dated as of November 15, 1996 (the "Rights Plan"), to provide, among other things, that no person or entity would be considered to be an "acquiring person" thereunder by reason of any transaction contemplated by the Merger Agreement and the Stock Option Agreement. A copy of the amendment to Rights Plan is attached hereto as Exhibit 4.1.

         The Merger Agreement, the Stock Option Agreements, the Amendment to the Rights Plan and the joint press release are incorporated herein by reference and the above description of those documents and the transactions contemplated thereby are qualified in their entirety by reference to those exhibits.

                           FORWARD LOOKING STATEMENTS

         A copy of the joint press release of Marine and Pride is attached as an exhibit hereto. That press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Marine's and Pride's management and are subject to significant risks and uncertainties. Actual


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results may differ from those set forth in the forward-looking statements. These uncertainties include: the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; the failure of Marine and Pride stockholders to approve the Merger; the risk that the businesses will not be integrated successfully; the risk that the revenue synergies from the Merger may not be fully realized or may take longer to realize than expected; disruption from the Merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effect on pricing, spending, and third-party relationships and revenues. Additional factors that could cause Marine's and Pride's results to differ materially from those described in the forward-looking statements can be found in the 2000 Annual Reports on Forms 10-K of Marine and Pride, filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS

Exhibit No.                         Description
-----------                         -----------

2.1 Agreement and Plan of Merger, dated as of May 23, 2001, among Marine Drilling Companies, Inc., PM Merger, Inc., AM Merger, Inc., and Pride International, Inc.

4.1 Amendment No. 1 to Rights Agreement between Marine Drilling Companies, Inc. and American Stock Transfer & Trust Company, dated as of November 15, 1996.

10.1 Stock Option Agreement, dated as of May 23, 2001, between Marine Drilling Companies, Inc. and Pride International, Inc.

10.2 Stock Option Agreement, dated as of May 23, 2001, between Marine Drilling Companies, Inc. and Pride International, Inc.

99.1 Joint Press Release, dated May 24, 2001, announcing the execution of the Agreement and Plan of Merger between Marine Drilling Companies, Inc. and Pride International, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 25, 2001

                                       MARINE DRILLING COMPANIES, INC.


                                       /s/ DALE W. WILHELM
                                       -------------------------------
                                       Dale W. Wilhelm
                                       Vice President and Controller


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                                INDEX OF EXHIBITS

Exhibit No.                         Description
-----------                         -----------

2.1 Agreement and Plan of Merger, dated as of May 23, 2001, among Marine Drilling Companies, Inc., PM Merger, Inc., AM Merger, Inc., and Pride International, Inc.

4.1 Amendment No. 1 to Rights Agreement between Marine Drilling Companies, Inc. and American Stock Transfer & Trust Company, dated as of November 15, 1996.

10.1 Stock Option Agreement, dated as of May 23, 2001, between Marine Drilling Companies, Inc. and Pride International, Inc.

10.2 Stock Option Agreement, dated as of May 23, 2001, between Marine Drilling Companies, Inc. and Pride International, Inc.

99.1 Joint Press Release, dated May 24, 2001, announcing the execution of the Agreement and Plan of Merger between Marine Drilling Companies, Inc. and Pride International, Inc.

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